UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2007

Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2007, PCA’s board of directors amended Article VI, Section 1 of PCA’s bylaws to permit the board to authorize the issuance of uncertificated shares.  The amended section reads as set forth on Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit	Description
3.1	Article VI, Section 1 of PCA’s Bylaws, as amended on December 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)

	By:	/s/ PAUL T. STECKO

Chairman and Chief Executive Officer

	By:	/s/ RICHARD B. WEST
Senior Vice President and Chief Financial Officer

Date: December 5, 2007